(a)(1)(B)

LETTER OF TRANSMITTAL
To Tender Shares of Common Stock
(including the associated common stock purchase rights)
Pursuant to the Offer to Purchase for Cash
Dated December 13, 2006
by
CBRL Group, Inc.
of
Up to 5,430,000 Shares of its Common Stock
at a Purchase Price Not Greater than $46.00 Nor Less Than $42.00 Per Share

THE TENDER OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT NEW YORK CITY TIME, ON JANUARY 11, 2007, UNLESS THE COMPANY EXTENDS THE TENDER OFFER.

The depositary for the tender offer is:

By Mail:	By Hand or Overnight Courier:
Computershare Trust Company, N.A. Attention: Corporate Actions P.O. Box 859208 Braintree, MA 02185-9208	Computershare Trust Company, N.A. Attention: Corporate Actions 161 Bay State Drive Braintree, MA 02184

Delivery of this letter of transmittal to an address other than the one set forth above will not constitute a valid delivery.  You must deliver this letter of transmittal to the depositary. Deliveries to CBRL Group, Inc., a Tennessee corporation (“CBRL”), Wachovia Capital Markets, LLC (the dealer manager for the tender offer), or D.F. King & Co., Inc. (the information agent for the tender offer) will not be forwarded to the depositary and therefore will not constitute valid delivery to the depositary. Delivery of the letter of transmittal and any other required documents to the book-entry transfer facility will not constitute delivery to the depositary.

DESCRIPTION OF SHARES TENDERED

Shares of Common Stock Tendered
(Attach and Sign Additional List if Necessary)
Number
Name(s) & Address(es) of Registered Holder(s)		of Shares	Number
(Please Fill in, if Blank, Exactly as	Certificate	Represented by	of Shares
Name(s) Appear(s) on Certificate(s))	Number(s)*	Certificate(s)*	Tendered**

Total Shares Tendered:

*	Need not be completed by Book-Entry Stockholders.
**	Unless otherwise indicated, all Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered. See Instruction 4.

If you desire to tender shares in the tender offer, but you cannot deliver the certificates for your shares and all other required documents to the depositary by the expiration date (as set forth in the offer to purchase), or cannot comply with the procedures for book-entry transfer on a timely basis, then you may tender your shares according to the guaranteed delivery procedures set forth in Section 3 of the offer to purchase. See Instruction 2. Delivery of this letter of transmittal and any other required documents to the book-entry transfer facility does not constitute delivery to the depositary.

Your attention is directed in particular to the following:

1. If you want to retain your shares, you do not need to take any action.

2. If you want to participate in the tender offer and wish to maximize the chance of having CBRL accept for payment all shares you are tendering hereby, you should check the box marked “Shares Tendered at Price Determined Pursuant to the Tender Offer” below and complete the other portions of this letter of transmittal as appropriate. If you agree to accept the Purchase Price (as defined below) selected by us in the tender offer, your shares will be deemed to be tendered at the minimum price. YOU SHOULD UNDERSTAND THAT THIS ELECTION MAY LOWER THE PURCHASE PRICE DETERMINED IN THE TENDER OFFER AND COULD RESULT IN THE TENDERED SHARES BEING PURCHASED AT THE MINIMUM PRICE OF $42.00 PER SHARE.

3. If you wish to select a specific price at which you will be tendering your shares, you should select one of the boxes in the section captioned “Shares Tendered at Price Determined by Shareholder” below and complete the other portions of this letter of transmittal as appropriate.

You should use this letter of transmittal if you are causing the shares to be delivered by book-entry transfer to the depositary’s account at the Depositary Trust Company (“DTC”, which is hereinafter referred to as the “book-entry transfer facility”) pursuant to the procedures set forth in Section 3 of the offer to purchase. Only financial institutions that are participants in the book-entry transfer facility’s system may make book-entry delivery of the shares.

WHEN TENDERING, YOU MUST SEND ALL PAGES OF THIS LETTER OF TRANSMITTAL. BEFORE COMPLETING THIS LETTER OF TRANSMITTAL, YOU SHOULD READ THIS LETTER OF TRANSMITTAL AND THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

You should complete this letter of transmittal only if (1) you are also enclosing certificates for the shares you desire to tender, or (2) you intend to deliver certificates for such shares under a notice of guaranteed delivery previously sent to the depositary, or (3) you are delivering shares through a book-entry transfer into the depositary’s account at the book-entry transfer facility (as defined in Section 3 of the offer to purchase) in accordance with Section 3 of the offer to purchase, unless (in the case of a book-entry transfer only) you utilize an Agent’s Message (as defined in Instruction 2) instead of this letter of transmittal.

Indicate in the box below the order (by certificate number) in which shares are to be purchased in event of proration (attach additional signed list if necessary). If you do not designate an order and less than all shares tendered are purchased due to proration, shares will be selected for purchase by the depositary. See Instruction 7.

1st:	2nd:	3rd:	4th:	5th:	6th:

☐	Check here if you are delivering tendered shares pursuant to a notice of guaranteed delivery that you previously sent to the depositary. Enclose a photocopy of the notice of guaranteed delivery and complete the following:

Name(s) of Tendering Shareholder(s): _ _

Date of Execution of notice of guaranteed delivery: _ _

Name of Institution that Guaranteed Delivery: _ _

☐	Check here if any certificates evidencing the shares you are tendering with this letter of transmittal have been lost, stolen, destroyed or mutilated. If you check this box, you must complete an affidavit of loss and return it with your letter of transmittal. You should call Computershare Investor Services, LLC, our transfer agent, at (800) 485-1883, to get information about the requirements for replacement. You may be required to post a bond to secure against the risk that certificates may be subsequently recirculated. Please call Computershare Investor Services, LLC immediately to obtain an affidavit of loss and to receive further instructions on how to proceed, so that the timely processing of this letter of transmittal will not be impeded. See Instruction 17.

☐	Check here if you intend to tender shares held in the Dividend Reinvestment Program. See Instruction 9.

☐	Check here if you are a financial institution that is a participating institution in the book-entry transfer facility’s system and you are delivering the tendered shares by book-entry transfer to an account maintained by the depositary at the book-entry transfer facility, and complete the following:

Name(s) of Tendering Institution: _ _

Account Number: _ _

Transaction Code Number: _ _

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

CHECK ONLY ONE BOX. IF YOU CHECK MORE THAN ONE BOX, OR IF YOU DO NOT CHECK ANY BOX, YOU WILL HAVE FAILED TO PROPERLY TENDER ANY SHARES.

SHARES TENDERED AT PRICE DETERMINED
PURSUANT TO THE TENDER OFFER
(See Instruction 5)

By checking the box below INSTEAD OF ONE OF THE PRICE BOXES BELOW, the undersigned hereby tenders shares at the Purchase Price determined by CBRL in accordance with the terms of the tender offer. For purposes of determining the Purchase Price, those shares that are tendered by the undersigned agreeing to accept the Purchase Price determined by CBRL in the tender offer will be deemed tendered at the minimum price of $42.00 per share.

☐	The undersigned wants to maximize the chance of having CBRL purchase all shares the undersigned is tendering (subject to the possibility of proration). Accordingly, by checking this ONE box INSTEAD OF ONE OF THE PRICE BOXES BELOW, the undersigned hereby tenders shares at, and is willing to accept, the Purchase Price determined by CBRL pursuant to the terms of the tender offer (the “Purchase Price”). THE UNDERSIGNED UNDERSTANDS THAT THIS ELECTION MAY LOWER THE PURCHASE PRICE DETERMINED IN THE TENDER OFFER AND COULD RESULT IN THE TENDERED SHARES BEING PURCHASED AT THE MINIMUM PRICE OF $42.00 PER SHARE.

— OR —

SHARES TENDERED AT PRICE DETERMINED
BY SHAREHOLDER
(See Instruction 5)

By checking ONE of the boxes below INSTEAD OF THE BOX ABOVE, the undersigned hereby tenders shares at the price checked. This action could result in none of such shares being purchased if the Purchase Price is less than the price checked below. A shareholder who desires to tender shares at more than one price must complete a separate letter of transmittal for each price at which the shareholder tenders shares. You cannot tender the same shares at more than one price, unless you have previously properly withdrawn those shares tendered at a different price in accordance with Section 4 of the offer to purchase.

Price (in Dollars) Per Share at Which Shares Are Being Tendered

☐ $42.00	☐ $43.00	☐ $44.00	☐ $45.00	☐ $46.00
☐ $42.25	☐ $43.25	☐ $44.25	☐ $45.25
☐ $42.50	☐ $43.50	☐ $44.50	☐ $45.50
☐ $42.75	☐ $43.75	☐ $44.75	☐ $45.75

You WILL NOT have properly tendered your shares
unless you check ONE AND ONLY ONE BOX ON THIS PAGE.

ODD LOTS
(See Instruction 6)

To be completed only if shares are being tendered by or on behalf of a person owning, beneficially or of record, an aggregate of fewer than 100 shares.

On the date hereof, the undersigned either (check ONE box):

☐	is the beneficial or record owner of an aggregate of fewer than 100 shares and is tendering all of those shares; or

☐	is a broker, dealer, commercial bank, trust company or other nominee that (i) is tendering, for the beneficial owner(s) thereof, shares with respect to which it is the record holder, and (ii) believes, based upon representations made to it by such beneficial owner(s), that each such person was the beneficial owner of an aggregate of fewer than 100 shares and is tendering all of such shares.

In addition, the undersigned is tendering shares (check ONE box):

☐	at the Purchase Price, as the same will be determined by CBRL in accordance with the terms of the tender offer (persons checking this box should check the box under the heading “Shares Tendered at Price Determined Pursuant to the Tender Offer”); or

☐	at the price per share indicated under the heading “Shares Tendered at Price Determined by Shareholder.”

CONDITIONAL TENDER
(See Instruction 12)

A tendering shareholder may condition his or her tender of shares upon CBRL purchasing a specified minimum number of the shares tendered, as described in Section 6 of the offer to purchase. Unless CBRL purchases at least the minimum number of shares you indicate below pursuant to the terms of the tender offer, CBRL will not purchase any of the shares tendered below. It is the tendering shareholder’s responsibility to calculate that minimum number, and we urge each shareholder to consult his or her own tax advisor in doing so. Unless you check the box immediately below and specify, in the space provided, a minimum number of shares that CBRL must purchase from you if CBRL purchases any shares from you, your tender will be deemed unconditional.

☐	The minimum number of shares that CBRL must purchase from me if CBRL purchases any shares from me, is: shares.

If, because of proration, CBRL will not purchase the minimum number of shares from you that you designate, CBRL may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, the tendering shareholder must have tendered by all of his or her shares. To certify that you are tendering all of the shares you own, check the box below.

☐	The tendered shares represent all shares held by the undersigned.

TENDER OF DIVIDEND REINVESTMENT PROGRAM SHARES
(See Instruction 9)

The section is to be completed only if shares held in the CBRL’s Dividend Reinvestment Program are to be tendered.

☐	By checking this box, the undersigned represents that the undersigned is a participant in CBRL’s Dividend Reinvestment Program and hereby directs the depositary to instruct Computershare Investor Services, LLC, as administrator of the Dividend Reinvestment Program, to tender on behalf of the undersigned the following number of shares credited to the Dividend Reinvestment Program account of the undersigned: shares.

☐	By checking this box, the undersigned represents that the undersigned is a participant in the CBRL’s Dividend Reinvestment Program and hereby directs the depositary to instruct Computershare Investor Services, LLC, as administrator of the Dividend Reinvestment Program, to tender on behalf of the undersigned all of the shares credited to the Dividend Reinvestment Program account of the undersigned.

In addition, the undersigned is tendering shares (check ONE box):

☐	at the Purchase Price, as the same will be determined by CBRL in accordance with the terms of the tender offer (persons checking this box should check the box under the heading “Shares Tendered at Price Determined Pursuant to the Tender Offer”); or

☐	at the price per share indicated under the heading “Shares Tendered at Price Determined by Shareholder.”

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 10 and 11)

Complete this box ONLY if the check for the aggregate purchase price of shares purchased (less the amount of any federal income or backup withholding tax required to be withheld) and/or certificate(s) for shares not tendered or not purchased are to be issued in the name of someone other than the undersigned, or if shares tendered hereby and delivered by book-entry transfer which are not purchased are to be returned by crediting them to an account at the book-entry transfer facility other than the account designated above.

Issue ☐	Check ☐	Certificate(s) to:

Name: _ _
(Please Print)

Address: _ _

(Include Zip Code)

Taxpayer Identification or Social Security Number)
(See Substitute Form W-9 Included Herewith)

CHECK and COMPLETE IF APPLICABLE:

☐	Credit Shares delivered by book-entry transfer and not purchased to the account set forth below:

(Account Number)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1 and 11)

Complete this box ONLY if the check for the aggregate purchase price of shares purchased (less the amount of any federal income or backup withholding tax required to be withheld) and/or certificate(s) for shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned’s signature(s).

Deliver ☐	Check ☐	Certificate(s) to:

Name: _ _
(Please Print)

Address: _ _

(Include Zip Code)

Note:	Signatures Must be Provided on the Page Below Captioned “Shareholder(s) Sign Here”. If You Want to Tender Your Shares, Please Read the Accompanying Instructions Carefully.

To Computershare Trust Company, N.A.:

The undersigned hereby tenders to CBRL the above-described shares of CBRL’s common stock, par value $0.01 per share (“common stock”), including the associated common stock purchase rights (“associated rights”) issued under the Rights Agreement, dated as of September 7, 1999, between CBRL and Computershare Trust Company, N.A., as rights agent. The tender of the shares is being made at the price per share indicated in this letter of transmittal, net to the seller in cash, after any applicable withholding taxes and without interest, on the terms and subject to the conditions set forth in this letter of transmittal and in CBRL’s offer to purchase, dated December 13, 2006, receipt of which is hereby acknowledged. Unless the context otherwise requires, all references to the shares shall refer to the common stock and shall include the associated rights; and unless the associated rights are redeemed prior to the expiration of the tender offer, a tender of shares will constitute a tender of the associated rights.

Subject to and effective upon acceptance for payment of, and payment for, shares tendered with this letter of transmittal in accordance with the terms of the tender offer (including, if the offer is extended or amended, the terms and conditions of the extension or amendment), the undersigned hereby (1) sells, assigns and transfers to or upon the order of CBRL all right, title and interest in and to all of the shares tendered hereby which are so accepted and paid for; (2) orders the registration of any shares tendered by book-entry transfer that are purchased under the tender offer to or upon the order of CBRL; and (3) irrevocably constitutes and appoints the depositary as attorney-in-fact of the undersigned with respect to such shares, with the full knowledge that the depositary also acts as the agent of CBRL, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to perform the following functions:

(a) deliver certificates for shares, or transfer ownership of such shares on the account books maintained by the book-entry transfer facility, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of CBRL, upon receipt by the depositary, as the undersigned’s agent, of the Purchase Price with respect to such shares;

(b) present certificates for such shares for cancellation and transfer on CBRL’s books; and

(c) receive all benefits and otherwise exercise all rights of beneficial ownership of such shares, subject to the next paragraph, all in accordance with the terms of the tender offer.

The undersigned understands that CBRL will, upon the terms and subject to the conditions of the tender offer, determine a single per share price, not greater than $46.00 nor less than $42.00 per share (the “Purchase Price”), which it will pay for shares properly tendered and not properly withdrawn pursuant to the tender offer, after taking into account the number of shares so tendered and the prices specified by tendering shareholders. The undersigned understands that CBRL will select the lowest purchase price that will allow it to purchase 5,430,000 shares or, if a lesser number of shares is properly tendered and not properly withdrawn, all such shares that are properly tendered and not properly withdrawn. The undersigned further understands that CBRL reserves the right to purchase more than 5,430,000 shares pursuant to the tender offer, subject to certain limitations and legal requirements as set forth in the tender offer. CBRL will purchase all shares properly tendered at or below the Purchase Price and not properly withdrawn, subject to the conditions of the tender offer and the “odd lot” priority, proration and conditional tender provisions described in the offer to purchase. The undersigned understands that all shareholders whose shares are purchased by CBRL will receive the same Purchase Price for each share purchased in the tender offer. Shares tendered at prices in excess of the Purchase Price that is determined by CBRL and shares not purchased because of proration or conditional tenders will be returned.

The undersigned hereby covenants, represents and warrants to CBRL that:

(a) the undersigned has a net long position in the shares or equivalent securities at least equal to the number of shares being tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is tendering the shares in compliance with Rule 14e-4 under the Exchange Act;

(b) the undersigned has full power and authority to tender, sell, assign and transfer the shares tendered hereby;

(c) when and to the extent CBRL accepts the shares for purchase, CBRL will acquire good and marketable title to them, free and clear of all security interests, liens, restrictions, claims, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and the shares will not be subject to any adverse claims or rights;

(d) the undersigned will, upon request, execute and deliver any additional documents deemed by the depositary or CBRL to be necessary or desirable to complete the sale, assignment and transfer of the shares tendered hereby and accepted for purchase; and

(e) the undersigned agrees to all of the terms of the tender offer.

The undersigned understands that tendering of shares under any one of the procedures described in Section 3 of the offer to purchase and in the Instructions to this letter of transmittal will constitute a binding agreement between the undersigned and CBRL upon the terms and subject to the conditions of the tender offer. The undersigned acknowledges that under no circumstances will CBRL pay interest on the Purchase Price.

The undersigned recognizes that under certain circumstances set forth in the offer to purchase, CBRL may terminate or amend the tender offer; or may postpone the acceptance for payment of, or the payment for, shares tendered, or may accept for payment fewer than all of the shares tendered hereby. The undersigned understands that certificate(s) for any shares not tendered or not purchased will be returned to the undersigned at the address indicated above. The undersigned acknowledges that under no circumstances will CBRL pay interest on the Purchase Price, regardless of any delay in making payment.

By participating in the tender offer, the undersigned acknowledges that: (1) the tender offer is established voluntarily by CBRL, is discretionary in nature and may be extended, modified, suspended or terminated by CBRL as provided in the offer to purchase; (2) the undersigned is voluntarily participating in the tender offer; (3) the future value of CBRL’s common stock is unknown and cannot be predicted with certainty; (4) the undersigned has read and understands the offer to purchase and related letter of transmittal; (5) the undersigned has consulted his or her tax and financial advisors with regard to how the tender offer will impact his or her personal situation; (6) any foreign exchange obligations triggered by the undersigned’s tender of shares or the receipt of proceeds are solely his or her responsibility; and (7) regardless of any action that CBRL takes with respect to any or all income/capital gains tax, social security or insurance, transfer tax or other tax-related items (“Tax Items”) related to the tender offer and the disposition of shares, the undersigned acknowledges that the ultimate liability for all Tax Items is and remains his or her sole responsibility. In that regard, the undersigned authorizes CBRL to withhold all applicable Tax Items legally payable by the undersigned.

THE COMPANY DOES NOT VIEW THE FOREGOING CERTIFICATIONS THAT THE UNDERSIGNED HAS READ AND UNDERSTANDS THE OFFER TO PURCHASE AND RELATED LETTER OF TRANSMITTAL AND HAS CONSULTED TAX AND FINANCIAL ADVISORS AS A WAIVER OF LIABILITY. THE COMPANY REPRESENTS AND WARRANTS THAT IT WILL NOT ASSERT THAT SUCH CERTIFICATIONS BY THE UNDERSIGNED CONSTITUTE A WAIVER OF LIABILITY.

The undersigned consents to the collection, use and transfer, in electronic or other form, of the undersigned’s personal data as described in this document by and among, as applicable, CBRL, its subsidiaries, and third party administrators for the exclusive purpose of implementing, administering and managing his or her participation in the tender offer.

The undersigned understands that CBRL holds certain personal information about him or her, including, as applicable, but not limited to, the undersigned’s name, home address and telephone number, date of birth, social security or insurance number or other identification number, nationality, any shares of stock held in CBRL, details of all options or any other entitlement to shares outstanding in the undersigned’s favor, for the purpose of implementing, administering and managing his or her stock ownership (“Data”). The undersigned understands that Data may be transferred to any third parties assisting in the implementation, administration and management of the tender offer, that these recipients may be located in his or her country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than his or her country. The undersigned understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting CBRL. The undersigned authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing his or her participation in the tender offer, including any requisite transfer of such Data as may be required to a broker or other third party with whom held any shares of stock. The undersigned understands that Data will be held only as long as is necessary to implement, administer and manage his or her participation in the tender offer. The undersigned understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing CBRL. The undersigned understands, however, that refusing or withdrawing his or her consent may affect his or her ability to participate in the tender offer. For more information on the consequences of his or her refusal to consent or withdrawal of consent, the undersigned understands that he or she may contact CBRL.

The name(s) and address(es) of the registered holder(s) should be printed, if they are not already printed above, exactly as they appear on the certificates representing shares tendered hereby. The certificate numbers, the number of shares represented by such certificates, and the number of shares that the undersigned wishes to tender, should be set forth in the appropriate boxes above. The price at which the shares are being tendered should be indicated in the appropriate box above.

Unless otherwise indicated under “Special Payment Instructions,” please issue the check for the aggregate purchase price of any shares purchased (less the amount of any federal income or backup withholding tax required to be withheld), and/or return any shares not tendered or not purchased, in the name(s) of the undersigned or, in the case of shares tendered by book-entry transfer, by credit to the account at the book-entry transfer facility designated above. Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the aggregate purchase price of any shares purchased (less the amount of any federal income or backup withholding tax required to be withheld), and any certificates for shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s). In the event that both the “Special Payment Instructions” and the “Special Delivery Instructions” are completed, please issue the check for the aggregate Purchase Price of any shares purchased (less the amount of any federal income or backup withholding tax required to be withheld) and/or return any shares not tendered or not purchased in the name(s) of, and mail said check and any certificates to, the person(s) so indicated.

The undersigned recognizes that CBRL has no obligation, under the Special Payment Instructions, to transfer any certificate for shares from the name of its registered holder, or to order the registration or transfer of shares tendered by book-entry transfer, if CBRL purchases none of the shares represented by such certificate or tendered by such book-entry transfer.

All authority conferred or agreed to be conferred in this letter of transmittal shall survive the death or incapacity of the undersigned and any obligations or duties of the undersigned under this letter of transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the offer to purchase, this tender is irrevocable.

SHAREHOLDER(S) SIGN HERE
(See Instructions 1 and 8)

(Please Complete Substitute Form W-9)

Must be signed by registered holder(s) exactly as name(s) appear(s) on share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by share certificates and documents transmitted herewith. If a signature is by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney-in-fact, agent or other person acting in a fiduciary or representative capacity, please provide full title and see Instruction 8.

Signature(s) of Shareholder(s)

Dated: _ _, 200 _ _

Name(s):
(Please Print)

Capacity (full title):

Address:

Please Include Zip Code

(Area Code) Telephone Number:

Taxpayer Identification or Social Security No.:

GUARANTEE OF SIGNATURE(S)
(If Required, See Instructions 1 and 8)

Authorized Signature:

Name(s):

Name of Firm:

Address:

Address Line 2:

(Area Code) Telephone No.:

Dated: _ _ , 200 _ _

YOU MUST COMPLETE AND SIGN THE SUBSTITUTE FORM W-9 BELOW. Please provide your social security number or other taxpayer identification number (“TIN”) and certify that you are not subject to backup withholding

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service Payer’s Request for TIN and Certification	Part I — Taxpayer Identification Number (“TIN”) PLEASE PROVIDE YOUR TIN ON THE APPROPRIATE LINE AT THE RIGHT. For most individuals, this is your social security number. If you do not have a number, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9. If you are awaiting a TIN, write “Applied For” in this Part I, complete the “Certificate of Awaiting Taxpayer Identification Number” below and see “IMPORTANT TAX INFORMATION.”	Social Security Number OR Employer Identification Number
Name:		Part II — Certification
Please check the appropriate box indicating your status:
 ☐ Individual/Sole proprietor     ☐ Corporation
☐ Partnership     ☐ Other
☐ Exempt from backup withholding

 Address (number, street, and apt or suite no.)
City, state, and ZIP code
Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
(3) I am a U.S. person (including a U.S. resident alien).

Certification Instructions — You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Sign	Signature of
Here _ _	U.S. Person _ _	Date _ _

NOTE:	FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE TENDER OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS, AND PLEASE SEE “IMPORTANT TAX INFORMATION.”

COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE “APPLIED FOR”
INSTEAD OF A TIN ON THE SUBSTITUTE FORM W-9.
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 28% of all reportable payments made to me will be withheld.

Sign Here _ _	Signature of U.S. Person _ _	Date _ _

INSTRUCTIONS OF LETTER OF TRANSMITTAL
FORMING PART OF THE TERMS OF THE TENDER OFFER

1. Guarantee of Signatures.  Except as otherwise provided in this Instruction, all signatures on this letter of transmittal must be guaranteed by a financial institution that is a participant in an acceptable medallion guarantee program or a bank, broker, dealer, credit union, savings association or other entity which is an “eligible guarantor institution” as such term is defined in Rule 17Ad-15 under the Exchange Act (an “Eligible Institution”). Signatures on this letter of transmittal need not be guaranteed if either (a) this letter of transmittal is signed by the registered holder(s) of the shares (which term, for purposes of this letter of transmittal, shall include any participant in the book-entry transfer facility whose name appears on a security position listing as the owner of shares) tendered herewith and such holder(s) have not completed either the box entitled “Special Payment Instructions” or “Special Delivery Instructions” in this letter of transmittal; or (b) such shares are tendered for the account of an Eligible Institution. See Instruction 8. You may also need to have any certificates you deliver endorsed or accompanied by a stock power, and the signatures on these documents may also need to be guaranteed. See Instruction 8.

2. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures.  You should complete this letter of transmittal only if you are (a) forwarding certificates with this letter of transmittal, (b) going to deliver certificates under a notice of guaranteed delivery previously sent to the depositary, or (c) causing the shares to be delivered by book-entry transfer pursuant to the procedures set forth in Section 3 of the tender offer to purchase, unless (in the case of a book-entry transfer only) you utilize an Agent’s Message instead of this letter of transmittal. In order for you to properly tender shares, (1) the depositary must receive certificates for all physically tendered shares, or a confirmation of a book-entry transfer of all shares delivered electronically into the depositary’s account at the book-entry transfer facility, together in each case with a properly completed and duly executed letter of transmittal, or an Agent’s Message in connection with book-entry transfer, and any other documents required by this letter of transmittal, at one of its addresses set forth in this letter of transmittal by the expiration date (as defined in the offer to purchase), or (2) you must comply with the guaranteed delivery procedures set forth below and in Section 3 of the offer to purchase.

The term “Agent’s Message” means a message transmitted by the book-entry transfer facility to, and received by, the depositary, which states that the book-entry transfer facility has received an express acknowledgment from the participant in the book-entry transfer facility tendering the shares that the participant has received and agrees to be bound by the terms of the letter of transmittal, and that CBRL may enforce this agreement against the participant.

Guaranteed Delivery.  If you cannot deliver your shares and all other required documents to the depositary by the expiration date, or the procedure for book-entry transfer cannot be completed on a timely basis, you may tender your shares, pursuant to the guaranteed delivery procedure described in Section 3 of the offer to purchase, by or through any Eligible Institution. To comply with the guaranteed delivery procedure, you must (1) properly complete and duly execute a notice of guaranteed delivery substantially in the form provided to you by CBRL, specifying the price at which you are tendering your shares, including (where required) a Guarantee by an Eligible Institution in the form set forth in the notice of guaranteed delivery; (2) arrange for the depositary to receive the notice of guaranteed delivery by the expiration date; and (3) ensure that the depositary receives the certificates for all physically tendered shares or book-entry confirmation of electronic delivery of shares, as the case may be, together with a properly completed and duly executed letter of transmittal with any required signature guarantees or an Agent’s Message in connection with book-entry transfer, and all other documents required by this letter of transmittal, within three NASDAQ Global Select Market trading days after receipt by the depositary of such notice of guaranteed delivery, all as provided in Section 3 of the offer to purchase.

The notice of guaranteed delivery may be delivered by hand, facsimile transmission or mail to the depositary and must include, if necessary, a guarantee by an Eligible Institution in the form set forth in such notice. For shares to be tendered properly under the guaranteed delivery procedure, the depositary must receive the notice of guaranteed delivery before the expiration date.

The method of delivery of all documents, including certificates for shares, is at the option and risk of the tendering shareholder. If you choose to deliver the documents by mail, we recommend that you use registered mail with return receipt requested, properly insured. In all cases, please allow sufficient time to assure timely delivery.

Except as specifically permitted by Section 6 of the offer to purchase, CBRL will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional shares. By executing this letter of transmittal, you waive any right to receive any notice of the acceptance for payment of your tendered shares.

3. Inadequate Space.  If the space provided in the box captioned “Description of Shares Tendered” is inadequate, then you should list the certificate numbers, the number of shares represented by the certificate(s) and the number of shares tendered with respect to each certificate on a separate signed schedule attached to this letter of transmittal.

4. Partial Tenders and Unpurchased Shares.  (Not applicable to shareholders who tender by book-entry transfer.) If you wish to tender (i.e., offer to sell) fewer than all of the shares evidenced by any certificate(s) that you deliver to the depositary, fill in the number of shares that you wish to tender (i.e., offer for sale) in the column entitled “Number of Shares Tendered.” In this case, if CBRL purchases any of the shares that you tender, CBRL will issue to you a new certificate for the unpurchased shares. The new certificate will be sent to the registered holder(s) as promptly as practicable after the expiration date. Unless you indicate otherwise, all shares represented by the certificate(s) listed and delivered to the depositary will be deemed to have been tendered. In the case of shares tendered by book-entry transfer at the book-entry transfer facility, any tendered but unpurchased shares will be credited to the appropriate account maintained by the tendering shareholder at the book-entry transfer facility. In each case, shares will be returned or credited without expense to the shareholder.

5. Indication of Price at Which Shares are Being Tendered.  In order to properly tender your shares by this letter of transmittal, you must either

a. check the box under “SHARES TENDERED AT PRICE DETERMINED PURSUANT TO THE TENDER OFFER” in order to maximize the chance of having CBRL purchase all of the shares that you tender (subject to the possibility of proration); OR

b. check one of the boxes indicating the price per share at which you are tendering shares in the section entitled “SHARES TENDERED AT PRICE DETERMINED BY SHAREHOLDER.”

YOU MUST CHECK ONE, AND ONLY ONE, BOX.  If you check more than one box or no boxes, then you will be deemed not to have properly tendered your shares. If you wish to tender portions of your different share holdings at different prices, you must complete a separate letter of transmittal for each price at which you wish to tender each such portion of your share holdings. You cannot tender the same shares at more than one price (unless, prior to tendering previously tendered shares at a new price, you properly withdrew those shares in accordance with Section 4 of the offer to purchase).

By checking the box under “Shares Tendered at Price Determined Pursuant to the Tender Offer” you agree to accept the Purchase Price resulting from the tender offer process, which may be as low as $42.00 or as high as $46.00 per share. By checking a box under “Shares Tendered at Price Determined by Shareholder,” you acknowledge that doing so could result in none of the shares you tender being purchased if the Purchase Price for the shares turns out to be less than the price you selected.

6. Odd Lots.  As described in Section 1 of the offer to purchase, if CBRL purchases fewer than all shares properly tendered before the expiration date and not properly withdrawn, CBRL will first purchase all shares tendered by any shareholder who (a) owns, beneficially or of record, an aggregate of fewer than 100 shares, and (b) tenders all of his or her shares at or below the Purchase Price. You will only receive this preferential treatment if you own fewer than 100 shares and tender ALL of the shares you own at or below the Purchase Price. Even if you otherwise qualify for “odd lot” preferential treatment, you will not receive such preference unless you complete the section entitled “Odd Lots” in this letter of transmittal.

7. Order of Purchase in the Event of Proration.  As described in Section 1 of the offer to purchase, shareholders may specify the order in which their shares are to be purchased in the event that, as a result of proration or otherwise, CBRL purchases some but not all of the tendered shares pursuant to the terms of the tender offer. The order of purchase may have an effect on the federal income tax treatment of any gain or loss on the shares that CBRL purchases. See Sections 1, 6 and 14 of the offer to purchase.

8. Signatures on Letter of Transmittal, Stock Powers and Endorsements.

a. Exact Signatures.  If this letter of transmittal is signed by the registered holder(s) of the shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

b. Joint Holders.  If the shares are registered in the names of two or more persons, ALL such persons must sign this letter of transmittal.

c. Different Names on Certificates.  If any tendered shares are registered in different names on several certificates, you must complete, sign and submit as many separate letters of transmittal as there are different registrations of certificates.

d. Endorsements.  If this letter of transmittal is signed by the registered holder(s) of the shares tendered hereby, no endorsements of certificate(s) representing such shares or separate stock powers are required unless payment of the Purchase Price is to be made, or the certificates for shares not tendered or tendered but not purchased are to be issued, to a person other than the registered holder(s). Signature(s) on any such certificate(s) or stock powers must be guaranteed by an Eligible Institution.

If this letter of transmittal is signed by a person other than the registered holder(s) of the shares tendered hereby, or if payment is to be made, or the certificates for shares not tendered or tendered but not purchased are to be issued, to a person other than the registered holder(s), the certificate(s) for the shares must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s) for such shares, and the signature(s) on such certificates or stock power(s) must be guaranteed by an Eligible Institution. See Instruction 1.

If this letter of transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, such person should so indicate when signing and must submit to the depositary evidence satisfactory to CBRL that such person has authority so to act.

9. Dividend Reinvestment Program.  If a tendering shareholder desires to tender pursuant to the tender offer shares credited to the shareholder’s account under CBRL’s Dividend Reinvestment Program (the “Dividend Reinvestment Program”), the box captioned “Tender of Dividend Reinvestment Program Shares” should be completed. A participant in the Dividend Reinvestment Program may complete such box on only one letter of transmittal submitted by such participant. If a participant submits more than one letter of transmittal and completes such box on more than one letter of transmittal, the participant will be deemed to have elected to tender all shares credited to the shareholder’s account under the Dividend Reinvestment Program at the lowest of the prices specified in such letters of transmittal. If a participant tenders Dividend Reinvestment Program shares, such participant will receive cash for any dividend payable during the pendency of the tender offer.

If a shareholder authorizes a tender of shares held in the Dividend Reinvestment Program, all such shares credited to such shareholder’s account(s), including fractional shares, will be tendered, unless otherwise specified in the appropriate space in the box captioned “Tender of Dividend Reinvestment Program Shares.” In the event that the box captioned “Tender of Dividend Reinvestment Program Shares” is not completed, no shares held in the tendering shareholder’s account will be tendered. See Section 3 of the offer to purchase for a further explanation of the procedures for tendering and consequences of tendering Dividend Reinvestment Program shares. If a participant tenders all of such participant’s Dividend Reinvestment Program shares and all such shares are purchased by CBRL pursuant to the tender offer, such tender will be deemed to be authorization and written notice to Computershare Investor Services, LLC of termination of such participant’s participation in the Dividend Reinvestment Program.

10. Stock Transfer Taxes.  Except as provided in this Instruction 10, no stock transfer tax stamps or funds to cover such stamps need to accompany this letter of transmittal. CBRL will pay or cause to be paid any stock transfer taxes payable on the transfer to it of shares purchased under the tender offer. If, however:

a. payment of the Purchase Price is to be made to any person other than the registered holder(s);

b. certificate(s) for shares not tendered or tendered but not purchased are to be returned in the name of and to any person other than the registered holder(s) of such shares; OR

c. tendered certificates are registered in the name of any person(s) other than the person(s) signing this letter of transmittal, or to the person signing this letter of transmittal, but at a different address then the depositary will deduct from the Purchase Price the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person(s) or otherwise) payable on account of the transfer of cash or stock thereby made to such person, unless satisfactory evidence of the payment of such taxes or an exemption from them is submitted with this letter of transmittal.

11. Special Payment and Delivery Instructions.  If any of the following conditions holds:

a. check(s) for the Purchase Price of any shares purchased pursuant to the tender offer are to be issued to a person other than the person(s) signing this letter of transmittal; or

b. check(s) for the Purchase Price are to be sent to any person other than the person signing this letter of transmittal, or to the person signing this letter of transmittal, but at a different address; or

c. certificates for any shares not tendered, or tendered but not purchased, are to be returned to and in the name of a person other than the person(s) signing this letter of transmittal, or to the person signing this letter of transmittal, but at a different address;

then, in each such case, you must complete the boxes captioned “Special Payment Instructions” and/or “Special Delivery Instructions” as applicable in this letter of transmittal and make sure that the signatures herein are guaranteed as described in Instructions 1 and 8.

12. Conditional Tenders.  As described in Sections 1 and 6 of the offer to purchase, shareholders may condition their tenders on CBRL purchasing all of their shares, or specify a minimum number of shares that CBRL must purchase for the tender of any of their shares to be effective. If you wish to make a conditional tender you must indicate this choice in the box entitled “Conditional Tender” in this letter of transmittal or, if applicable, the notice of guaranteed delivery; and you must calculate and appropriately indicate, in the space provided, the minimum number of shares that CBRL must purchase if CBRL purchases any shares.

As discussed in Sections 1 and 6 of the offer to purchase, proration may affect whether CBRL accepts conditional tenders. Proration may result in all of the shares tendered pursuant to a conditional tender being deemed to have been withdrawn, if CBRL could not purchase the minimum number of shares required to be purchased by the tendering shareholder due to proration. If, because of proration, CBRL will not purchase the minimum number of shares that you designate, CBRL may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, you must have tendered all of your shares and must have checked the box so indicated. Upon selection by random lot, if any, CBRL will limit its purchase in each case to the designated minimum number of shares.

If you are an “odd lot” holder and you tender all of your shares, you cannot conditionally tender such shares, since these shares will not be subject to proration.

All tendered shares will be deemed unconditionally tendered unless the “Conditional Tender” box is checked and appropriately completed. When deciding whether to tender shares conditionally, we urge each shareholder to consult his or her own tax advisor.

13. Tax Identification Number and Backup Withholding.  Under the federal income tax laws, the depositary will be required to withhold 28% of the amount of any payments made to certain shareholders pursuant to the tender offer. In order to avoid such backup withholding, each tendering shareholder that is a U.S. person (including a U.S. resident alien) must provide the depositary with such shareholder’s correct taxpayer identification number and make particular certifications by completing the Substitute Form W-9 set forth below.

In general, if a shareholder is an individual, the taxpayer identification number is the social security number of such individual. If the depositary is not provided with the correct taxpayer identification number, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service (“IRS”) and payments that are made to such shareholder pursuant to the tender offer may be subject to backup withholding. Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the depositary that a foreign individual qualifies as an exempt recipient, such shareholder must submit an IRS Form W-8, signed under penalties of perjury, attesting to that individual’s exempt status. You can obtain such statements from the depositary.

For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute

Form W-9 if shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

Failure to complete the Substitute Form W-9 will not, by itself, cause shares to be deemed invalidly tendered, but may require the depositary to withhold 28% of the amount of any payments made pursuant to the tender offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, the taxpayer may obtain a refund, provided that the required information is timely furnished to the IRS.

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE TENDER OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

Unless CBRL determines that a reduced rate of withholding is applicable pursuant to a tax treaty or that an exemption from withholding is applicable because gross proceeds paid pursuant to the tender offer are effectively connected with the conduct of a trade or business within the United States, CBRL will be required to withhold United States federal income tax at a rate of 30% from such gross proceeds paid to a foreign shareholder or his agent. For this purpose, a foreign shareholder is any shareholder that is a “Holder” as defined in the offer to purchase. A foreign shareholder may be eligible to file for a refund of such tax or a portion of such tax if such shareholder meets the “complete termination,” “substantially disproportionate” or “not essentially equivalent to a dividend” tests described in the offer to purchase under the caption “The Tender Offer — 14. Material United States Federal Income Tax Consequences” or if such shareholder is entitled to a reduced rate of withholding pursuant to a treaty and CBRL withheld at a higher rate.

In order to obtain a reduced rate of withholding under a tax treaty, a foreign shareholder must deliver to the depositary, before the payment, a properly completed and executed IRS Form W-8 claiming such an exemption or reduction. A shareholder can obtain such statements from the depositary. In order to claim an exemption from withholding on the grounds that gross proceeds paid pursuant to the tender offer are effectively connected with the conduct of a trade or business within the United States, a foreign shareholder must deliver to the depositary a properly executed IRS Form W-8 claiming exemption. A shareholder can obtain such statements from the depositary. We urge foreign shareholders to consult their own tax advisors regarding the application of United States federal income tax withholding, including eligibility for a withholding tax reduction or exemption and the refund procedure.

14. Irregularities.  CBRL will determine in its sole discretion all questions as to the Purchase Price, the number of shares to accept, and the validity, eligibility (including time of receipt), and acceptance for payment of any tender of shares. Any such determinations will be final and binding on all parties. CBRL reserves the absolute right to reject any or all tenders of shares it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of CBRL, be unlawful. CBRL also reserves the absolute right to waive any of the conditions of the tender offer and any defect or irregularity in the tender of any particular shares, and CBRL’s interpretation of the terms of the tender offer, including these instructions, will be final and binding on all parties. No tender of shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as CBRL shall determine. None of CBRL, the dealer manager (as defined in the offer to purchase), the depositary, the information agent (as defined in the offer to purchase) or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

15. Questions; Requests for Assistance and Additional Copies.  Please direct any questions or requests for assistance or for additional copies of the offer to purchase, the letter of transmittal or the notice of guaranteed delivery to the information agent at its telephone number and address set forth on the last page of this letter of transmittal. You may also contact the dealer manager or your broker, dealer, commercial bank or trust company for assistance concerning the tender offer.

16. Stock Option Plans.  If you hold vested options in CBRL’s stock option plans, then you may exercise such vested options by paying the cash exercise price and receiving shares which you may then tender in accordance with the terms of the tender offer. An exercise of an option cannot be revoked even if shares received upon exercise thereof and tendered in the tender offer are not purchased in the tender offer for any reason.

17. Lost, Stolen, Destroyed or Mutilated Certificates.  If any certificate representing any shares has been lost, stolen, destroyed or mutilated, you should notify Computershare Investor Services, LLC, our transfer agent, by calling (800) 485-1883, and asking for instructions on obtaining replacement certificate(s). The transfer agent will require you to complete an affidavit of loss and return it to them. You will be instructed by the transfer agent as to the steps you must take in order to replace the certificate. You may be required to post a bond to secure against the risk that the certificate may be subsequently recirculated.

We cannot process this letter of transmittal and related documents until you have followed the procedures for replacing lost, stolen, destroyed or mutilated certificates. We urge you to contact the transfer agent immediately in order to receive further instructions, for a determination as to whether you will need to post a bond, and to permit timely processing of this documentation.

IMPORTANT:  This letter of transmittal, together with any required signature guarantees, or, in the case of a book-entry transfer, an Agent’s Message, and any other required documents, must be received by the depositary prior to the expiration date of the tender offer and either certificates for tendered shares must be received by the depositary or shares must be delivered pursuant to the procedures for book-entry transfer (in each case prior to the expiration date of the tender offer), or the tendering shareholder must comply with the procedures for guaranteed delivery.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER FOR THE PAYEE (YOU) TO GIVE THE PAYER — Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “Section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

Give the name and
SOCIAL SECURITY number
For this type of account:		of:

1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship or single-owner LLC	The owner(3)
6.	Sole proprietorship or single-member LLC	The owner(3)
7.	A valid trust, estate or pension trust	The legal entity(4)

Give the name and
EMPLOYER
For this type of account:		IDENTIFICATION number of:

8.	Corporation or LLC electing corporate status on IRS Form 8832	The corporation
9.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
10.	Partnership or multi-member LLC	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
(2) Circle the minor’s name and furnish the minor’s social security number.
(3) You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or your employer identification number (if you have one).
(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE:	If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number, apply for one immediately. To apply for a SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office. Get Form W-7, Application for IRS individual Taxpayer Identification Number, to apply for a TIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1 (800) TAX-FORM, or from the IRS Web Site at www.irs.gov.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding include:

1.	An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7) if the account satisfies the requirements of Section 401(f)(2).

2.	The United States or any of its agencies or instrumentalities.

3.	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

4.	A foreign government or any of its political subdivisions, agencies or instrumentalities.

5.	An international organization or any of its agencies or instrumentalities.

Payees that may be exempt from backup withholding include:

6.	A corporation.

7.	A foreign central bank of issue.

8.	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

9.	A futures commission merchant registered with the Commodity Futures Trading Commission.

10.	A real estate investment trust.

11.	An entity registered at all times during the tax year under the Investment Company Act of 1940.

12.	A common trust fund operated by a bank under Section 584(a).

13.	A financial institution.

14.	A middleman known in the investment community as a nominee or custodian.

15.	A trust exempt from tax under Section 664 or described in Section 4947.

  The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt recipients listed above, 1 through 15.

If the payment is for ...
Interest and dividend payments
Broker transactions

THEN the payment is exempt for ...
All exempt recipients except for 9.
Exempt recipients 1 through 13.

Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker.

Exempt payees should complete a substitute Form W-9 to avoid possible erroneous backup withholding. Furnish your taxpayer identification number, check the appropriate box for your status, check the “Exempt from backup withholding” box, sign and date the form and return it to the payer. Foreign payees who are not subject to backup withholding should complete an appropriate IRS Form W-8 and return it to the payer.

Privacy Act Notice.  Section 6109 requires you to provide your correct taxpayer identification number to payers who must file information returns with the IRS to report interest, dividends, and certain other income paid to you to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your return and may also provide this information to various government agencies for tax enforcement or litigation purposes and to cities, states, and the District of Columbia to carry out their tax laws, and may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Failure to Furnish Taxpayer Identification Number.  If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information with Respect to Withholding.  If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) Criminal Penalty for Falsifying Information.  Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) Misuse of TINs.  If the requestor discloses or uses TINs in violation of federal law, the requestor may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
CONSULTANT OR THE INTERNAL REVENUE SERVICE.

The letter of transmittal and certificates for shares and any other required documents should be sent or delivered by each tendering shareholder or its broker, dealer, commercial bank, trust company or other nominee to the depositary at one of its addresses set forth on the cover letter of this letter of transmittal.

Any questions or requests for assistance or for additional copies of the offer to purchase, the letter of transmittal or the notice of guaranteed delivery may be directed to the information agent at the telephone number and address set forth below. You may also contact the dealer manager or your broker, dealer, commercial bank or trust company for assistance concerning the tender offer. To confirm delivery of your shares, please contact the depositary.

The depositary for the tender offer is:

By Mail:	By Hand or Overnight Courier:
Computershare Trust Company,	Computershare Trust Company,
N.A.	N.A.
Attention: Corporate Actions	Attention: Corporate Actions
P.O. Box 859208	161 Bay State Drive
Braintree, MA 02185-9208	Braintree, MA 02184

Delivery of this letter of transmittal to an address, or transmission of instruction via a facsimile number, other than as set forth above will not constitute proper delivery.

The information agent for the tender offer is:

D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, New York 10005
Banks and Brokers call collect: (212) 269-5550
All others call toll free: (800) 848-2998

The dealer manager for the tender offer is:

375 Park Avenue, 4th Floor
New York, NY 10152
Attn: Tom Yates
Call: (212) 214-6129
Call toll-free: (800) 532-2916